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                                                                    EXHIBIT 99.3

11/98                                                                    Page 1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1995-C

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA Bank, NA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Master Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1998,and with respect to the performance of the Trust during the month of November, 1998, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate (a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A) Information Regarding Distributions to the Class A Certificateholders, per
        $1,000 original certificate principal amount.

        (1) The total amount of the
        distribution to Class A
        Certificateholders, per $1,000
        original certificate principal amount                  $       4.4610136

        (2) The amount of the distribution set
        forth in paragraph 1 above in respect
        of interest on the Class A Certificates,
        per $1,000 original certificate principal
        amount                                                 $       4.4610136

        (3) The amount of the distribution set
        forth in paragraph 1 above in respect of
        principal of the Class A Certificates, per
        $1,000 original certificate principal amount           $       0.0000000

     B) Class A Investor Charge Offs and
        Reimbursement of Charge Offs

        (1) The amount of Class A Investor
        Charge Offs                                            $       0.0000000

        (2) The amount of Class A Investor Charge Offs
        set forth in paragraph 1 above, per $1,000
        original certificate principal amount                  $       0.0000000

        (3) The total amount reimbursed in
        respect of Class A Investor Charge Offs                $       0.0000000

        (4) The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount                                       $       0.0000000

        (5) The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect
        to all transactions on such Distribution
        Date                                                   $       0.0000000
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11/98                                                                     Page 2


     C) Information Regarding Distributions to the Class B Certificateholders, per
        $1,000 original certificate principal
        amount.

        (1) The total amount of the
        distribution to Class B
        Certificatedholders, per $1,000
        original certificate principal amount                  $       4.5617081

        (2) The amount of the distribution set
        forth in paragraph 1 above in respect
        of interest on the Class B Certificates,
        per $1,000 original cerificate
        principal amount                                       $       4.5617081

        (3) The amount of the distribution set
        forth in paragraph 1 above in respect
        of principal on the Class B Certificates,
        per $1,000 original cerificate principal
        amount                                                 $       0.0000000

     D) Class B Investor Charge Offs and
        Reimbursement of Charge Offs

        (1) The amount of Class B Investor
        Charge Offs                                            $       0.0000000

        (2) The amount of Class B Investor Charge
        Offs set forth in paragraph 1 above, per
        $1,000 original certificate principal amount           $       0.0000000

        (3) The total amount reimbursed in
        respect of Class B Investor Charge Offs                $       0.0000000

        (4) The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount                                       $       0.0000000

        (5) The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class
        B Invested Amount after giving effect
        to all transactions on such Distribution
        Date                                                   $       0.0000000


                                       First USA Bank, NA,
                                       as Servicer

                                       By     /s/ TRACIE KLEIN
                                         ------------------------------------
                                               Tracie H. Klein
                                                Vice President